U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __

Post-Effective Amendment No. 81

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 84

(Check appropriate box or boxes)

WILLIAMSBURG INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principle Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

John L. Chilton, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

(Name and Address of Agent for Service)

Copies to:

Jennifer Merchant, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)

/ / on ______ ____ pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/X / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

THE DAVENPORT FUNDS

Davenport Insider Buying Fund

Ticker Symbol: _____

PROSPECTUS

November 1, 2023

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	3
Additional Investment Information	9
How to Purchase Shares	11
How to Redeem Shares	16
How Net Asset Value is Determined	19
Management of the Fund	20
Dividends, Distributions and Taxes	21
Privacy Notice	23
For Additional Information	back cover

Risk/Return Summary

Davenport insider buying Fund

What is the Fund’s Investment Objective?

The investment objective of the Davenport Insider Buying Fund (the “Fund”) is long-term growth of capital.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses (1)	0.62%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver (2)	0.12%
Total Annual Fund Operating Expenses After Fee Waiver (2)	1.25%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Davenport & Company LLC (the “Advisor”) has contractually agreed, until November 1, 2024, to reduce Management Fees and/or reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets. Any Management Fee Reductions and/or expenses reimbursed by the Advisor are subject to repayment by the Fund for a period of 3 years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Advisor does not cause the Total Annual Fund Operating Expenses of the Fund (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to exceed the lesser of: (1) the expense limitation in effect at the time such fees and expenses were waived; and (2) the expense limitation in effect at the time the Advisor seeks reimbursement of such fees and expenses. This agreement may be terminated by the Fund or the Advisor upon 60 days’ prior written notice, provided, however, that (1) the Advisor may not terminate the agreement without the approval of the
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Board of Trustees, and (2) the agreement will terminate automatically if the Advisor ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Advisor’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 127	$422

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, the Fund will generally invest in common stocks of companies that show strong capital appreciation potential, have strong and focused management, solid balance sheets and a history of proven results. In determining whether a company has the potential for appreciation, the Advisor will focus on several criteria, including, among other things:

•	Insider buying of the company’s stock by management and/or Board members
•	wide economic moat (competitive advantage that may be difficult to replicate)
•	financial flexibility
•	above-average growth – the company has a favorable trajectory of revenue, earnings and cash flow growth versus the broader market, as measured by companies in the S&P 500 Index®.
•	above-average returns on capital
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•	below average valuation – the company’s shares are trading at a below-average valuation multiple on an absolute basis, or on a relative basis as measured by its competitors and/or companies in the S&P 500 Index®.

In selecting investments for the Fund, the Advisor may consider the amount of insider ownership or insider purchase activity in a company by a director, officer or executive within that company in an effort to discern if a company has favorable investment potential, based on the thesis that corporate insiders may know more about the prospects of a company than other investors. When considering the extent of insider ownership or purchase activity in a company, the Advisor uses public information from Securities and Exchange Commission filings on corporate insider buying and selling activities. In analyzing the buying and selling activities of corporate insiders, the Advisor considers various factors, such as the position of the insider within the company, possible motivations, trade volumes, and insider trading trends.

The Advisor attempts to control risk through diversification among major market sectors, but at times, may emphasize a particular business sector. The Advisor does not limit the Fund to any particular capitalization requirement. At any time, the Fund may invest a portion of its assets in small, unseasoned companies.

The Fund may invest in shares of exchange traded Fund (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. The Fund may invest up to 20% of its net assets in ETFs.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Advisor’s opinion, such investments would be advantageous to the Fund and help the Fund achieve its investment objective.

A security may be sold when the Advisor believes the security no longer has the potential for strong capital appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when strong performance has resulted in an outsized position for the security within the Fund’s portfolio, or when the Advisor believes more attractive opportunities become available.

What are the Principal Risks of Investing in the Fund?

The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government

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agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock/Equity Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rate changes and other factors beyond the control of the Advisor. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world have become interconnected which increases the possibility that economic, financial or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Even investments in high quality or “blue chip” stocks can be negatively impacted by poor overall market and economic conditions.

•     Recent Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. The COVID-19 pandemic, Russia’s military invasion of Ukraine, and higher inflation, could continue to have adverse effects on regional and global economies, may further strain global supply chains and healthcare systems, and negatively affect global growth and inflation. Large expansion of government deficits and debt as a result of government actions to mitigate the effects of these events, as well as policy changes by the Federal Reserve and/or U.S. government and political events within the U.S. and abroad, may affect investor and consumer confidence, and adversely impact the financial markets.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than the Fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

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Foreign Securities Risk. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign security issuers may also be subject to political, economic, or market instability; unfavorable government action in their local jurisdictions; or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes. Foreign securities may also be subject to foreign currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Multinational companies with foreign business operations can be significantly impacted by political, economic and regulatory developments in foreign markets.

Market Capitalization Risk. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Mid-cap, small-cap, and micro-cap companies may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of small and micro-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

ETF Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. An ETF is managed independently of the Fund and is subject to the risks of the underlying securities it holds or sectors that the ETF is designed to track. When the Fund invests in an ETF, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF, in addition to the Fund’s direct fees and expenses.

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Management Risk. The Advisor’s method of security selection may not be successful and the securities in the Fund’s portfolio may not perform as well as the market as a whole or produce the intended results. A stock with capital appreciation characteristics may have sharp price declines due to decreases in current or expected earnings.

What has been the Fund’s Performance History?

The Fund is new and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

Management of the Fund

Investment Advisor

Davenport & Company LLC

Portfolio Managers

Adam B. Bergman, CFA and Kevin C. Bennett, CFA are jointly and primarily responsible for the portfolio management of the Fund and have managed the Fund since its inception in 2023. Mr. Bergman is Senior Vice President of the Advisor and Mr. Bennett is First Vice President of the Advisor.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax-deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Advisor and their immediate families. The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business.

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Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Investment Information

INVESTMENT OBJECTIVE - PRINCIPAL

The investment objective of the Fund is long-term growth of capital. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ notice of any such change.

NON-PRINCIPAL INVESTMENT STRATEGIES

REITs. The Fund may invest in Real Estate Investment Trusts (“REITs”). REITS are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REIT is tied closely to the real estate industry. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent upon the strength of the underlying industry than the strength of the real estate market.

Illiquid Investments. The Fund may invest up to 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.

Money Market Instruments. Money market instruments will typically represent a portion of the Fund’s portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money

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market instruments mature in 13 months or less from the date of purchase and include U.S. Government securities and corporate debt securities (including those subject to repurchase agreements), bankers’ acceptances, certificates of deposit of domestic branches of U.S. banks, shares of money market funds and commercial paper (including variable rate master demand notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by a nationally recognized rating agency or, if not rated, will be issued by a corporation having an outstanding unsecured debt issue rated A or better by a rating agency or, if not so rated, will be of equivalent quality in the Advisor’s opinion. When the Fund invests in shares of money market funds, there will be some duplication of expenses because the Fund will indirectly pay a proportionate share of the money market fund’s advisory fees and operating expenses.

Portfolio Transaction Costs. The Fund does not expect to pay any transaction costs, including brokerage commissions, when it buys and sells equity securities on an agency basis. All agency transactions are expected to be executed through Pershing LLC and no transaction costs or commissions will be charged to the Fund. The Fund could potentially incur brokerage commissions if Pershing LLC or the Advisor elects not to waive commissions or if trades are placed through brokers that charge commissions. Principal trades for fixed income securities are generally on a net basis with no brokerage commissions paid by the Fund.

Temporary Defensive Position. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Fund may depart from its normal investment strategies and money market instruments may be emphasized, even to the point that 100% of the Fund’s assets may be so invested. Market conditions that may warrant a temporary defensive position include weak market fundamentals, excessive volatility or a prolonged general decline in the securities markets or in the securities in which the Fund normally invests.

NON-PRINCIPAL INVESTMENT RISKS

REIT Risk. The value of a REIT is tied closely to the real estate industry which can be hurt by changes in real estate values, rents, tax treatment, interest rates, regulation or the legal structure of a REIT. REITs tend to be small-and mid-cap companies and their shares may be more volatile and less liquid than larger companies. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants.

Liquidity Risk. Liquidity risk is the risk associated with any event, circumstances, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of an investment at a desirable time or price. Certain investments that were liquid at

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the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market, or other conditions.

Money Market Instruments/Temporary Defensive Position. Holding cash, even strategically, may lead to missed investment opportunities particularly when the stock market is rising. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When the Fund invests for temporary defensive purposes, it may not achieve its investment objective.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information or cause the Fund and/or its service providers to suffer data corruption or to lose operational functionality. These breaches may be intentional (such as “hacking” or infections from computer viruses or other malicious software codes) or unintentional (such as an inadvertent release of confidential information). Cybersecurity breaches may affect the Fund, issuers owned by the Fund, or the Fund’s third party service providers.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

How to Purchase Shares

There are no sales charges (loads) on purchases of shares of the Fund. You may obtain assistance in opening an account by calling Ultimus Fund Solutions, LLC (the “Administrator”) toll-free 1-800-281-3217, or by writing to the Administrator at the address shown below for regular mail orders. You may also obtain assistance through any broker-dealer or financial institution authorized to sell shares of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You may open an account by mail or bank wire or through your broker or financial institution by following the procedures described below:

Minimum Initial Investment. The minimum initial investment in the Fund is $5,000, or $2,000 for tax-deferred retirement accounts, UGMA or UGMT accounts, or accounts held by employees of the Advisor and their immediate families. The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain

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retirement plans and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Mail Orders. An Account Application is available by calling 1-800-281-3217 or on the Fund’s website at www.investdavenport.com. Please complete and sign the Account Application, enclose your check made payable to the Fund, and mail to:

Regular Mail	Overnight Mail
The Davenport Insider Buying Fund	The Davenport Insider Buying Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. You may not use ACH to make an initial purchase.

By sending your check to the Administrator, please be aware that you are authorizing the Administrator to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Administrator receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Administrator cannot post the transaction electronically, you authorize the Administrator to present an image copy of your check for payment. If an order to purchase shares is cancelled because your check or electronic payment does not clear, you will be charged a fee of $25 and you will be responsible for any other resulting losses or fees incurred by the Fund or the Administrator in the transaction.

Bank Wire Orders. You may invest in the Fund by bank wire. To establish a new account or add to an existing account by wire, please call the Administrator at 1-800-281-3217 before wiring for instructions. You should be prepared to give the Administrator the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. For initial purchases, please provide the Administrator, by mail or facsimile, with a completed, signed Account Application to ensure prompt handling of your investment.

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It is important that the wire contains all information and that the Administrator receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Administrator as described under “Regular Mail Orders” above.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund. These organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Purchase orders will be considered to have been received by the Fund when an authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Orders will be priced at the Fund’s net asset value (“NAV”) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations or their authorized designees carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before making additional investments by bank wire, please call the Administrator at 1-800-281-3217 to alert the Administrator that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

Important Information About Purchasing Shares. Shares will be purchased at the Fund’s NAV next determined after your order is received by the Administrator in proper form. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. Direct orders received in proper form by the Administrator, whether by mail or bank wire, prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”) on any business day, generally 4:00 p.m. Eastern time, will purchase shares at the NAV next determined on that business day. If your order is not received by the close of the regular session of trading on the Exchange, your order will purchase shares at the NAV determined on the next business day. Purchase orders received in proper form by authorized broker-dealers and

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other financial institutions, or their authorized designees, prior to the close of the regular session of trading on the Exchange on any business day will purchase shares at the NAV determined on that day.

Important Information About Liability. You should be aware that the Fund’s Account Application contains provisions in favor of the Fund, the Advisor, the Administrator and certain of their affiliates, excluding such entities from certain liability in connection with the performance of any acts instructed by the shareholder or genuinely believed to be instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have exercised due care to determine that the instructions are genuine. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

Automatic Investment Plan. The Automatic Investment Plan enables you to make automatic investments in shares of the Fund from your bank, savings and loan or other depository institution account. With your authorization and bank approval, the Administrator will automatically charge your account the amount specified ($50 minimum) which will be automatically invested in Fund shares at the then current NAV on or about the date(s) specified on your Account Application. Your depository institution may impose its own charge for making transfers from your account. You may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Exchange Privilege. You may use proceeds from the redemption of shares of the Fund to purchase shares of another Davenport Fund, provided that shares of the Fund to be acquired are offered for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the Prospectus for the Davenport Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the NAV next determined after receipt by the Administrator of the written exchange request in proper form. The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. The exchange of shares of one Davenport Fund for shares of another Davenport Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist

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organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may also close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. The Fund discourages and does not accommodate frequent purchases and redemptions. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. The Fund has also reserved the right to impose a limit on the number of exchanges among the other Davenport Funds. In addition, the Fund reserve the right to reject any purchase request that it believes to be market timing or otherwise potentially disruptive in nature. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund. The Fund may also modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

The Fund believes that market timing activity is not in the best interests of shareholders. Market timing can be disruptive to the portfolio management

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process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to maximize investment returns; and potentially diluting the value of the Fund’s shares. These risks can have an adverse effect on the Fund’s performance.

The Fund has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers’ transaction in shares of the Fund when shares are held in omnibus accounts. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries assist the Fund in determining whether an investor is trading in violation of the Fund’s policies. The Fund reserves the right to reject an order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

How to Redeem Shares

You may redeem shares of the Fund on each day that the Exchange is open for business. You may redeem shares by mail or through your broker or financial institution by following the procedures described below:

By Mail. Your request should be mailed to the Fund, c/o Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707 and include the following information:

•	your letter of instruction or a stock assignment specifying the name of the Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
•	any required signature guarantees (see “Signature Guarantees”); and
•	other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, will redeem shares at the NAV determined as of that business day’s close of trading. Otherwise, your order will redeem shares at the NAV determined on the next business day. An order is considered to be in proper form if it is complete and contains all necessary information to process the order (including the proper account information, the number of shares or dollar amount to be redeemed and the appropriate signatures), and is delivered in an approved manner as set forth in this Prospectus.

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If you are uncertain of the requirements for redemption, please contact the Administrator at 1-800-281-3217, or write to the address shown above.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Redemption orders will be considered to have been received by the Fund when the brokerage firm, financial institution, or its authorized designee, receives the redemption order. Your redemption will be processed at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Administrator.

Receiving Payment. Whether you request payment by check, wire, or through an Automated Clearing House (“ACH”) transaction, your redemption proceeds will be sent to you within three business days after receipt of your redemption request in proper form. However, the Fund may delay forwarding a redemption payment for recently purchased shares while it determines whether the purchase payment will be honored. In such cases, the NAV next determined after receipt of your request for redemption will be used in processing your redemption and your redemption proceeds will be sent to you upon clearance of your payment to purchase shares. You may reduce or avoid such delay (which may take up to 15 days from the purchase date) if you purchase shares by certified check or wire transfer. The Fund typically expects to meet redemption requests from the sale of its money market instrument (cash) holdings or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

You may choose to have redemption proceeds mailed to your address of record, your bank, or to any other authorized person. You may have the proceeds sent to your domestic bank by bank wire ($5,000 minimum) or ACH ($100 minimum) on days that your bank is open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You may change your redemption instructions any time you wish by sending a letter to the Administrator with your new redemption instructions.

IRA Redemptions. If you do not want federal income taxes withheld from your IRA redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

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Involuntary Redemptions. The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000, or less than $2,000 for tax-deferred retirement accounts, UGMA or UGMT accounts, or accounts held by employees of the Advisor or their immediate families (due to redemptions, exchanges or transfers, but not due to market action) upon 60 days’ written notice. If you bring your account value up to the minimum requirements during the notice period, your account will not be redeemed.

Redemptions in Kind. The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only when circumstances exist that would, in the opinion of the Advisor, make it in the best interests of the Fund and its shareholders to do so. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), wherein the Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind. A redemption in kind will typically be made by delivering readily marketable securities to the redeeming shareholder within three business days after receipt of an in-kind redemption request in proper form. The securities that are redeemed in-kind will be equal to the market value of your shares being redeemed and will be priced using the same procedures that are used to compute the Fund’s NAV. When you convert these securities to cash, you may pay brokerage charges.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to be sure that you are the person who has authorized a redemption. You will need your signature guaranteed (1) if you request that your redemption be made payable to a person not on record with the Fund; (2) if you request that your redemption be mailed to an address other than the address on record with the Fund; (3) if the proceeds of your redemption request exceed $50,000; (4) if you request that your redemption be wired to a bank other than the bank on record with the Fund; or (5) if the address on your account has changed within 15 days of your redemption request.

The Administrator will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan. If your shares in the Fund are valued at $10,000 or more at the current NAV, you may establish a Systematic Withdrawal Plan to receive a check, on a stated specified date, in a stated amount of not less than

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$100. The Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. You may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to your bank account by completing the applicable section on the Account Application or by writing to the Administrator.

How Net Asset Value is Determined

The NAV of the Fund is determined on each business day that the Exchange is open for trading, as of the close of business of the regular session of the Exchange (normally 4:00 p.m., Eastern time). The Fund’s NAV is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily. See the SAI for further details.

Securities traded on a national stock exchange, including common stocks and ETFs, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities that are traded over-the-counter are valued at the last sale price, if available; otherwise, at the last quoted bid price.

To the extent that the Fund’s foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. The values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the Advisor believes the price received from the pricing service is not indicative of market value, securities will be valued in good faith as determined by the Advisor as the Fund’s valuation designee in accordance with procedures adopted by the Board of Trustees pursuant to Rule 2a-5 under the 1940 Act.. Valuing portfolio securities at fair value involves reliance on judgment and a security’s fair value may differ depending on the method used

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for determining value. As a result, the values of some securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

To the extent any assets of the Fund are invested in other investment companies that are registered under the 1940 Act (other than ETFs, but including money market funds), the Fund’s NAV with respect to those assets is calculated based upon the NAVs, as reported by those companies. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Management of the Fund

The Fund is a diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust. The Board of Trustees supervises the business activities of the Fund. The Trust retains various organizations to perform specialized services for the Fund.

Subject to the authority of the Board of Trustees, the Advisor provides a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies approved by the Trustees, and provides certain executive personnel to the Fund.

The Advisor was originally organized in 1863 and is a full service registered broker-dealer and a member of the New York Stock Exchange and the Financial Industry Regulatory Authority. In addition to acting as investment advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The address of the Advisor is One James Center, 901 East Cary Street, Suite 1100, Richmond, Virginia 23219.

Compensation of the Advisor with respect to the Fund is at the annual rate of 0.75% of its average daily net assets.

The SAI provides additional information about the compensation of the Fund’s portfolio managers, other accounts they manage, and their ownership of shares of the Fund.

For a discussion of the factors considered by the Board of Trustees in its most recent approval of the Investment Advisory Agreement, including the Board’s conclusions with respect thereto, see the Fund’s annual report for the year ended March 31, 2024.

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Fund Portfolio Managers

Adam Bergman and Kevin Bennett are jointly and primarily responsible for managing the Fund and have served as portfolio managers since the Fund’s inception in 2023.

•	Adam B. Bergman, CFA (age 49) joined the Advisor in 2022 and currently serves as a Senior Vice President. Prior to joining the Advisor, Mr. Bergman was a Portfolio Manager and Executive Director at Sterling Capital Management, a Truist subsidiary, from 2007 until 2022.
•	Kevin C. Bennett, CFA (age 39) joined the Advisor in 2016 and currently serves as First Vice President.

Dividends, Distributions and Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to its shareholders. Shareholders are liable for taxes on distributions of net investment income and net realized capital gains by the Fund, but shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to withhold federal income taxes on taxable distributions made to shareholders who are subject to such withholding.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for the Fund. The Fund intends to declare dividends from net investment income quarterly, payable on or about the 15th day of the last month of each calendar quarter. Distributions of any net short-term capital gains may be made throughout the year and distributions of any long-term capital gains derived from the sale of securities may be made at least once each year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Dividends and capital gains distributions may be reinvested in additional shares of the Fund or paid in cash, as indicated on your Account Application. If no option is selected on your Application, distributions will automatically be

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reinvested in additional shares. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund. In addition to federal taxes, you may be subject to state and local taxes on distributions. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Emergency Economic Stabilization Act of 2008 requires the Fund to report cost basis information to the Internal Revenue Service (“IRS”) for any sale of shares (“Covered Shares”). Under these regulations, the Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to the cost basis reporting regulations.

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Privacy Notice

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Assets

▪ Retirement Assets

▪ Transaction History

▪ Checking Account Information

▪ Purchase History

▪ Account Balances

▪ Account Transactions

▪ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

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Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Davenport & Company LLC, the investment adviser to the Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Davenport Funds don’t jointly market.

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THE DAVENPORT INSIDER BUYING FUND

Investment Advisor

Davenport & Company LLC

One James Center

901 East Cary Street

Richmond, Virginia 23219-4037

1-800-846-6666

www.investdavenport.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(Toll-Free) 1-800-281-3217

Custodian

US Bank NA

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

Board of Trustees

John P. Ackerly, IV

Robert S. Harris

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Officers

John P. Ackerly, IV, President

George L. Smith, III, Vice President

Cheryl B. Hatcher, Vice President

Alison S. Crowder, Vice President

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For Additional Information

Additional information about the Fund is included in the SAI, which is incorporated by reference in its entirety. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Fund enters into contractual arrangements with various parties, including, among others, the Advisor, who provides services to the Fund. Shareholders are not parties to, or third party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-800-281-3217

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.investdavenport.com.

Only one copy of a Prospectus or annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing to the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Fund is a series of Williamsburg Investment Trust (File No. 811-05685)

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STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT INSIDER BUYING FUND – Ticker: _____

SERIES OF WILLIAMSBURG INVESTMENT TRUST

November 1, 2023

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST…………………………………..	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS……………….	3
INVESTMENT LIMITATIONS………………………………………………………..	20
TRUSTEES AND OFFICERS………………………………………………………….	21
INVESTMENT ADVISER……………………………………………………………..	29
ADMINISTRATOR…………………………………………………………………….	31
DISTRIBUTOR…………………………………………………………………………	32
OTHER SERVICE PROVIDERS………………………………………………………	32
PORTFOLIO SECURITIES AND BROKERAGE…………………………………….	33
SHAREHOLDER ACCOUNT INFORMATION………………………………………	34
PURCHASE OF SHARES………………………………………………………………	35
REDEMPTION OF SHARES……………………………………………………………	36
NET ASSET VALUE DETERMINATION………………………………..……………	36
FUND EXPENSES……………………………………………………………….……..	37
ADDITIONAL TAX INFORMATION…………………………………………………	37
PROXY VOTING AND PORTFOLIO HoldingS DISCLOSURE POLICIES………..	40
FINANCIAL STATEMENTS…………………………………………………………….	42
APPENDIX A – POLICIES AND PROCEDURES FOR VOTING PROXIES………….	43

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Insider Buying Fund dated November 1, 2023. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-281-3217.

GENERAL INFORMATION ABOUT THE TRUST

The Davenport Insider Buying Fund (the “Fund”), is a separate investment portfolio of Williamsburg Investment Trust (the “Trust”). In addition to the Fund, the Trust consists of The Davenport Core Leaders Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund, the Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund (collectively, the “Davenport Funds”) which are managed by Davenport & Company LLC (the “Adviser”); The Jamestown Equity Fund, which is managed by Lowe, Brockenbrough & Company, Inc., d.b.a Brockenbrough (“Brockenbrough”), of Richmond Virginia; and The Government Street Equity Fund and The Government Street Opportunities Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. Information about the other Funds in the Trust is included in separate SAIs. All information contained herein applies to the Fund unless otherwise noted.

The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988 pursuant to the terms of the Trust’s Agreement and Declaration of Trust. The Board of Trustees (the “Board”) has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at age 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote,

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irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by an individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action (except any claim for which direct shareholder action is permitted under federal securities laws (e.g., a claim asserting fraud in connection with the purchase and sale of shares)) against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The forum selection clause only pertains to (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts or under the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of any provision of the Trust’s Agreement and Declaration of Trust or the Trust’s By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares.

The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law. The forum selection clause is designed to prevent shareholders from bringing any court action against or on behalf of the Trust in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts. As a result, should any court action be brought by a shareholder in any jurisdiction other than in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, assuming that the forum selection clause is enforced, the shareholder will likely be deemed to have consented to allowance of a motion to dismiss the action and/or to transfer of the action to the Business Litigation Section of the Massachusetts Superior Court and similarly to have consented to a motion to dismiss any court action brought in another jurisdiction.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Fund are described in the Prospectus. Supplemental information about the Fund’s strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

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Diversification. The Fund is a diversified series of the Trust. With respect to 75% of its total assets, a diversified fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of the Fund’s holdings is measured at the time of purchase and if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

Equity Securities

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or a lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, stock prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 and 2021 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic, which has further expanded the government deficit. Many central banks across Europe, Asia and elsewhere have adopted similar economic relief packages. In 2022, the Federal Reserve concluded the market support activities that began in 2002 and started to raise interest rates in an effort to control inflation, which has caused market downturns, disruptions and volatility. This and future government intervention into the economy and financial markets to address other significant events may not work as intended, particularly if these efforts are perceived by investors as being unlikely to achieve the intended results.

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Industry/Sector Risk. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications set forth in the Fund’s annual and semi-annual reports. The sectors in which the Fund may have greater exposure will vary from time to time.

•	Gaming Industry: Companies in the gaming, casino and related industries are highly regulated, and state and federal legislative changes can significantly impact the profitability of companies in those industries. Casino and gaming companies face intense competition, both domestically and internationally as a result of new products, new casino concepts and new venues. The gaming industry may be negatively affected by unpredictable earnings, changes in economic conditions, discretionary income levels, changing consumer tastes and pandemics. The gaming industry is characterized by use of various forms of intellectual property, which is dependent upon patented technologies, trademarked brands and proprietary information. Securities of gaming companies may be considered speculative and generally exhibit greater volatility than the overall market.

•	Financial Industry: Companies in the financial industry are subject to the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates, among others. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The failures of certain U.S. and non-U.S. banks in 2023 have increased market volatility. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

•	Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by the obsolescence of existing technologies, short product cycles, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these
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rights may adversely affect their profitability. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs, supply chain disruptions, and other risks inherent to international business.

•	Communications Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and competitor innovation. They may also be affected by other competitive pressures, such as pricing competition research and development costs, substantial capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes and preferences can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

•	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

•	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending and buying patterns as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, supply chain disruptions, and labor relations. Companies in this sector may also be adversely affected by the effects of inflation and sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products, changes in the supply or price of raw materials, inflation, supply chain disruptions, or sharp
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price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Industrials: Companies in the industrials sector are subject to changes in supply and demand for their specific product or service and for industrial sector products in general, or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

•	Real Estate Investment Trusts (“REITs”): While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs
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are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

•	Commodities: The Fund may invest in securities, including exchange-traded funds (“ETFs”), whose performance is linked to the price of an underlying commodity or commodity index. The performance of these securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

•	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in the energy markets or the economy as a whole.

Smaller Capitalization Securities. Smaller capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions can decrease the

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value and liquidity of such securities, which could increase the volatility of small cap securities. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fall short of their goals or be unsuccessful.

Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. If a change in securities values or net assets results in the Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%. The Fund may invest in securities of foreign issuers directly, in the form of sponsored American Depositary Receipts (“ADRs”), or through investments in ETFs. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign economies may differ favorably or unfavorably from the U.S. economy in such matters as the pace and sources of economic growth, inflation rates, exchange rate regimes or currency volatility, endowments of natural resources, openness to trade and foreign investments, external accounts position and institutions, among other factors. Foreign economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensued from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies’ subject to such restrictions. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets, such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

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Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Both in developed and developing countries, crises have ensued from time to time and negatively impacted investor positions. These episodes include the COVID-19 pandemic, instances of default and restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments. European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Actions by these governments could have a significant effect on market prices of securities and payments of dividends, interest, and/or principal. In January 2020, the UK formally withdrew from the EU (commonly known as “Brexit”) and after a transition period, the free movement of people and goods and services between the UK and the EU ended on January 1, 2021. This has resulted in changes to European travel, duty-free shopping and immigration rules, as well as substantial volatility in foreign exchange markets and a depreciation in the value of the British pound against other currencies. Brexit has also exacerbated existing inflationary and supply chain challenges. The ultimate ramifications of Brexit may not be known for some time, as certain aspects of the relationship remain unresolved and subject to further negotiation. The longer term political, regulatory and economic consequences of Brexit could be significant, resulting in potentially lower economic growth of markets in the UK, EU and globally. Any potential developments or market perceptions concerning these and related issues could adversely affect the value of foreign securities.

Foreign countries, companies or individuals may become subject to economic sanctions or other government restrictions, which may result in downgrades in credit ratings of the sanctioned country or companies economically exposed to the sanctioned country or company. For example, the U.S. government has imposed sanctions generally prohibiting U.S. investors from directly or indirectly purchasing or otherwise gaining exposure to certain securities identified as having ties to China’s military and related industries. In addition, the U.S. and many other countries have imposed heavy economic sanctions on Russian political leaders, banking entities and other Russian businesses, including a U.S. ban on oil and other energy imports from Russia, following the large scale invasion of Ukraine in 2022. Additional sanctions may be imposed in the future, which could result in counter measures or retaliatory actions.

Restricted Securities. Restricted securities are securities without readily available market quotations and include privately placed debt, rule 144A securities and preferred equity securities. Restricted securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets, and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price

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than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities may be priced at fair value as determined in good faith under procedures approved by the Trust’s Board.

Illiquid Investments. The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of its net assets. The Fund has established a liquidity risk management program (“LRMP”) and designated the Adviser as the administrator of the LRMP to assess, manage and periodically review its liquidity risk, based upon relevant market, trading and investment-specific considerations. Pursuant to the LRMP, the Adviser is required to classify the liquidity of each portfolio investment held by the Fund. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors, as set forth in the Fund’s LRMP, may be considered, to the extent applicable, when classifying the liquidity of each portfolio investment held by the Fund, including, but not limited to: (i) the existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) the frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) the volatility of trading prices for the asset; (iv) the bid-ask spreads for the asset; (v) whether the asset class or investment has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; and (vii) restrictions on trading of the asset and limitations on transfer of the asset. Risks associated with illiquid securities include the potential inability of the Fund to promptly dispose of a portfolio security after a decision to sell.

U.S. Government Securities. The Fund may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the

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U.S. Government does not extend to the yield or value of U.S. Government Securities or the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, S&P affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has accelerated with the U.S. Government’s response to the COVID-19 pandemic. The U.S. Government adopted the Coronavirus Aid, Relief and Economic Security Act (the “CARES ACT”) in 2020 and the American Rescue Plan in 2021, which directed support towards American workers and businesses adversely affected by the economic upheaval from the COVID-19 pandemic. Fiscal stimulus packages such as the CARES Act and the American Rescue Plan Act are the largest economic stimulus packages in recent history. The U.S. Government is also investing significantly in infrastructure and national defense, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future, which could lead the downgrading of the long-term sovereign credit rating for the United States. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to a prolonged period of low rates, the effect of government fiscal policy initiatives, and the potential market reaction to those initiatives. Although high debt levels do

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not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. Although the U.S. Government has honored its credit obligations, it remains possible that the U.S. could default on its obligations, which could be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.

Variable and Floating Rate Securities. The Fund may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6-month Secured Overnight Financing Rate (“SOFR”), 3, 6 or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies

The Fund may invest in shares of other investment companies which may include open and closed-end investment companies and shares of ETFs. To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Exchange-Traded Funds (“ETFs”). An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to an SEC exemptive order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours;

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however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day‘s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer‘s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer‘s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, the Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, the Fund may invest in registered and unregistered money market funds in excess of these limitations. Rule 12d1-4 under the 1940 Act allows, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act, subject to certain conditions. Rule 12d1-4 generally requires the Fund to enter into a fund of funds investment agreement with the acquired fund and specifies certain reporting responsibilities of the Adviser. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

OTHER INVESTMENTS AND RISK CONSIDERATIONS

Passive Foreign Investment Companies. Some securities of companies domiciled outside the U.S. in which the Fund may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are foreign corporations which generate primarily passive income. Investing in PFICs involves the risks associated with investing in foreign securities, as

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described above. There is also the risk that the Fund may not realize that it a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. There can be no guarantee that the Fund’s efforts to ensure compliance with federal tax reporting of PFIC investments will always be successful.

Special Purpose Acquisition Companies. The Fund may invest in stocks, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Master Limited Partnerships (“MLPs”). MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the midstream energy (oil and gas pipelines and storage) or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

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Repurchase Agreements. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the securities (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities; such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund’s custodian either directly or through a securities depository. The Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of

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Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by NRSRO or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Borrowing. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowings.

Lending. The Fund has reserved the right to lend its securities to qualified broker-dealers, banks or other financial institutions. By lending its portfolio securities, the Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. As part of participating in a lending program, the Fund will invest its cash collateral only in investments that are consistent with the investment objectives, principal investment strategies and investment policies of the Fund. If such investments lose value, the Fund will have to cover the loss when repaying the collateral. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower shall be at the Fund’s risk.

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Although the Federal Reserve has raised the federal funds rate and signaled the possibility of further increases, there is no guarantee that these actions will be effective. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader

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market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Commodity Exchange Act Regulation. The Adviser has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation under the CEA. An adviser claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Adviser is required to reaffirm its eligibility to continue to claim the exclusion. If the Fund’s use of derivatives would prevent the Adviser from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. The Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund’s annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity may have an impact on the total amount of taxable distributions to shareholders. Because all agency trades are expected to be executed through the Adviser at no charge to the Fund, the degree of portfolio turnover is not expected to affect the brokerage costs of the Fund. However, the Fund could potentially incur brokerage commissions at any time if the Adviser does not waive commissions or if Fund trades are placed through outside brokers.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if issuers of these securities are exposed to non-U.S. markets, conducts business in, or relies on suppliers from non-U.S. markets. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The health crisis caused by the coronavirus outbreak exacerbated other pre-existing political, social, and economic risks in certain countries and negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic disrupted the supply chains

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that many businesses depend on and accelerated trends towards working remotely and shopping on-line, which has negatively affected certain business sectors, and companies that have been slow to transition to an on-line business model. U.S. and global markets have experienced increased volatility as a result of recent failures of certain U.S. and non-U.S. banks, and continued volatility in the banking sector could cause or intensify the likelihood of an economic recession. The banking failures could also increase the cost of banking services or result in issuers in which the Fund invests being unable to obtain or refinance indebtedness, at all, or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving and could have an adverse impact on market conditions, potential legislative or regulatory response, or delayed access to cash or credit facilities. These events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.

Various countries have recently seen significant internal conflicts and in some cases, civil wars and new disturbances due to acts of war or other political developments. Russia’s invasion of Ukraine, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. The ban on oil and other energy imports from Russia by the U.S. and other countries have put Russia’s economy into a recession. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may cause issuers to have more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. In 2022, the Federal Reserve raised interest rates and began a quantitative tightening program to reduce its U.S. treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system. The impact of quantitative tightening or future interest rate increases by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on the Fund, including making it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks affecting the Fund, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures and/or cause reputational damage. Cyber-attacks may render records of the Fund’s assets or transactions, shareholder ownership of Fund shares and other data integral to the functioning of

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the Fund inaccessible, inaccurate or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Fund relies on third party service providers for many of its daily operations and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Fund. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

(5)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
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(6)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(7)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non-publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. In the case of the borrowing limitations above, the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board under the 1940 Act and laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or fund, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV, as an affiliated person of the Adviser is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustee”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustee:
John P. Ackerly, IV One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	9
Independent Trustees:
Robert S. Harris, Ph. D. c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies.	9

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George K. Jennison c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since January 2015	Trustee	Retired. President of Oyster Consulting (a management consulting firm to the financial services industry) from December 2014 until May 2019.	9

Harris V. Morrissette c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of Trustmark Corporation (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea.	9

Elizabeth W. Robertson c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1953	Since February 2014	Trustee	Trustee of TowneBank Foundation and Community Board since 2015. Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) from 2011 until her retirement in 2018.	9
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Vice President of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.

Michael J. Nanosky 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1966	Since March 2020	Chief Compliance Officer	Senior Compliance Officer of Ultimus Fund Solutions, LLC (the Trust’s administrator) since January 2020; Chief Compliance Officer for the PNC Funds from 2014 until 2019. .

Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Equity Fund	Managing Director of Brockenbrough

Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.

Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.

David K. James 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1970	Since November 2018	Secretary	Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC since July 2018.

Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014.

Alison S. Crowder One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1974	Since June 2022	Vice President of The Davenport Funds	Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC since June 2022; Chief Compliance Officer and Controller of Barrett Capital Management, LLC from 2016 until 2022.

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David Lyons 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 2021	Compliance Officer of The Jamestown Equity Fund	Managing Director, Chief Operating Officer, and Chief Compliance Officer of Brockenbrough

Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Vice Chairman of Ultimus Fund Solutions, LLC. Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (the Trust’s distributor) from 1999 until 2018.

George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1975	Since February 2011	Vice President of The Davenport Funds	Senior Vice President and Director of Davenport & Company LLC

Cheryl B. Hatcher One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1957	Since February 2021	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC and Senior Administrative Officer of Davenport Asset Management

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2023. Because the Fund is newly formed, no Trustee beneficially owns any shares of the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee:
John P. Ackerly, IV	None	Over $100,000
Independent Trustees:
Robert S. Harris	None	$50,001 - $100,000
George K. Jennison	None	None
Harris V. Morrissette	None	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board (except the fee is $3,000 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except the fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2023. Because the Fund is newly formed, no compensation was paid by the Fund to the Independent Trustees during the March 31, 2023 fiscal year.

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Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	None	None	None	$48,000
George K. Jennison	None	None	None	45,500
Harris V. Morrissette	None	None	None	44,000
Elizabeth W. Robertson	None	None	None	45,500

Leadership Structure and Qualifications of Trustees

The Board consists of five Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Trust has effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of three distinct fund complexes, each having its own investment adviser and compliance personnel at the fund complex level. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee may be rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee	The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of the Trust and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2023.
Governance Committee	The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s Chief Compliance Officer (“CCO”) and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2023.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other members of the Board, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Interested Trustee:
Mr. John Ackerly, IV	Mr. John Ackerly, IV Senior Vice President, is a member of the Executive Committee and Board of Directors of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.
Independent Trustees:
Dr. Robert S. Harris

Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Mr. George K. Jennison	Mr. George K. Jennison has over 30 years’ experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He worked at Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial service firms) from 2013 until his retirement in 2019, where he last served as President. Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as capital commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.
Mr. Harris V. Morrissette	Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of Trustmark Corporation (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008; chairman of Azalea Aviation, Inc. (airplane fueling) until 2013; and International Shipholding Corporation (cargo transportation) until 2017. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama and the University of Alabama System. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.
Ms. Elizabeth W. Robertson	Ms. Elizabeth W. Robertson served as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and was employed by Monument Restaurants from 2011 until her retirement in December 2018. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Community Board and an Audit Committee Chair of TowneBank since 2015. She was a director of Franklin Financial Corporation from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers, and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

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The Board exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by three compliance personnel who serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the Fund’s securities. In addition, in its annual review of the advisory agreements for the Trust, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee that they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises the Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. The Fund’s Advisory Agreement has an initial two-year term and will continue thereafter, subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days’ notice by the Board or by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment.

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Davenport Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

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The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Fund’s shares.

Compensation of the Adviser with respect to the Fund is at the annual rate of 0.75% of the Fund’s average daily net assets.

Expense Limitation Agreement. Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to reduce advisory fees and reimburse other Fund expenses to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation, operational expenses and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. The Expense Limitation Agreement is in effect until November 1, 2024. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the end of the fiscal year when such fee reductions or reimbursements occurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund.

Financial Intermediary Arrangements. The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Fund may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Fund by such organizations.

The Adviser, not the Fund, may also compensate certain brokerage firms, financial institutions and other organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Fund. This may include dealers, representatives of the Adviser, or others based on sales of shares of the Fund to clients of such dealers, representatives, or others.  Compensation may be based on the amount of sales of Fund shares or on the average balance of all accounts in the Fund for which such dealers, representatives, or others are designated as the person responsible for the account.

Portfolio Managers

The Fund is managed by Adam B. Bergman, CFA and Kevin C. Bennett, CFA. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.

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Other Accounts Managed (as of _________, 2023)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Adam B. Bergman, CFA	Registered investment companies:
Other pooled investment vehicles:
Other Accounts:
Kevin C. Bennett, CFA	Registered investment companies:
Other pooled investment vehicles:
Other Accounts:

Potential Conflicts of Interest

It is possible that the portfolio managers might not present the Fund and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with the Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. At all times, the portfolio managers will use their best judgment and specific knowledge of the Fund and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow portfolio managers who wish to buy or sell the same securities at the same time as their clients (including the Fund) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the pro rated price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Certain portfolio managers may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Fund.

The Adviser also engages in providing independent research on various companies, including companies in which the Fund may invest. A research analyst may publish an internal memo on a company held or being considered by the Fund. These internal memos will be prepared and disseminated without regard to the effects on investments by the Fund and the Adviser’s other clients.

Compensation

The portfolio managers are compensated by one of, or a combination of the following: (i) a fixed salary, which may change on an annual basis; (ii) commissions and fees earned on individual retail and managed customer accounts, which vary by month; and (iii) a stipend for sitting on various committees of the Adviser, which may include, but is not limited to, the Investment Policy

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Committee, Executive Committee, and the Audit Committee.

All portfolio managers are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

All portfolio managers receive a safe harbor contribution to the Adviser’s 401(k) plan as a percentage of eligible compensation. All portfolio managers receive an annual contribution to the Adviser’s profit-sharing plan, which is a discretionary amount based on a percentage of eligible compensation determined annually by the Board of Directors of the Adviser.

Ownership of Fund Shares

Because the Fund is newly formed, the portfolio managers do not beneficially own any shares of the Fund as of the date of this SAI.

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, the Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Fund pays the Administrator an annual base fee plus an asset-based fee on aggregate average net assets of the Davenport Funds in excess of $200 million. In addition, the Fund reimburses the Administrator for any out-of-pocket expenses incurred for compliance services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best

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efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board or a vote of a majority of the outstanding shares of the Fund, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator.

OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm. The firm of _________________, independent registered public accounting firm, ______________________, has been retained by the Board to perform an independent audit of the financial statements of the Trust.

Legal Counsel. Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Trust and the Independent Trustees.

Custodian. The custodian of the Fund’s assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The custodian holds all cash and securities of the Fund (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Fund’s practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) uses the execution and custody services of Pershing LLC and its affiliates to execute the Fund’s agency (common stock) transactions. The Adviser relies upon Pershing LLC’s broker/dealer services for best execution. The Fund’s agency transactions will normally be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or execution may be obtained on an agency basis or by dealing with other than a primary market maker. The Fund’s agency portfolio transactions will normally be executed at no cost to the Funds, but may be executed through broker-dealers who charge brokerage commissions.

Any fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. Principal trades are ordinarily transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. The price of the fixed income securities generally reflects the spread between the bid and asked prices, which is not disclosed separately. Transactions are placed through dealers who are serving as primary market makers. When effecting a fixed income securities transaction in the secondary market, the Adviser generally will select dealers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to,

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access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

The Fund expects that all agency trades will be executed through Pershing LLC and Pershing LLC or the Adviser will waive all brokerage commissions. The Fund could potentially incur brokerage commissions at any time if the Adviser or Pershng LLC elects not to waive commissions or if trades are placed through brokers that charge commissions. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

While there is no formula, agreement or undertaking to do so, a portion of the Fund’s’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of its other clients. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution.

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions and voluntary investments can be made thereafter at any time. Shareholders will receive a statement each time there is an account transaction, such as an additional investment or a dividend reinvestment. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

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Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the NAV on the date(s) specified by the shareholder on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund Applications and further details may be obtained by calling the Fund at 1-800-281-3217, or by writing to The Davenport Funds, Shareholder Services, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

PURCHASE OF SHARES

The purchase price of shares of the Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until

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it has been confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Fund. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $2,000 applies to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

The Fund may suspend its redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Fund. There is currently no

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charge by the Fund for wire redemptions. However, the Fund reserves the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Fund and its shareholders to do so. The Board has authorized payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The NAV of the Fund is determined as of the close of the regular session of trading of the Exchange (normally 4:00 p.m., Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on a national stock exchange, including common stocks and ETFs, are valued based upon the closing price of the principal exchange where the security is traded, if available, otherwise at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies (except ETFs) are valued at their NAV as reported by those companies.

FUND EXPENSES

The Fund pays all expenses not assumed by the Adviser, including, among others, its advisory fees, the fees and expenses, if any, of the Independent Trustees, fees of the custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund’s shareholder servicing operations, fees and expenses of qualifying and registering the Fund’s shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation

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to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Fund. The Fund intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject

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to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board reserves the right not to maintain the qualification of the Fund as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. These capital loss carryforwards are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Fund’s Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2023, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $492,300 ($553,850 for married taxpayers, $523,050 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

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For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. The Fund has chosen “average cost,” which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

The Fund is required to withhold U.S. tax (at a 24% rate) on payments of taxable dividends, redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Passive Foreign Investment Companies (“PFICs”). For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for its tax year is passive income or, in general, if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Section 954 of the Internal Revenue Code. If the Fund holds equity interests in a PFIC, it intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses on PFIC shares marked to market are allowable only to the extent of any previously recognized gains on those shares. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that the Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Fund.

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PROXY VOTING AND PORTFOLIO HOLDINGS DISCLOSUREPOLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies on behalf of the portfolio securities held by the Fund. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of the Trust has adopted policies to govern the circumstances under which disclosure of the securities held by the Fund, and disclosure of purchases and sales of such securities may be made available to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund

•	The Fund posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day’s close of the market. The website is open to the general public.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund may be disclosed to analytical service providers for use in connection with investment research services provided to the Fund. Each disclosure arrangement must be approved by the CCO of the Trust. The Fund provides portfolio information to FactSet Research Systems, Inc. at the end of each day.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund. The Fund provides portfolio information to four different rating or ranking organizations. These organizations offer various services to
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investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Fund.

Below is a table listing the rating or ranking groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or an Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
Bloomberg L.P.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
FactSet	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None

•	These policies relating to disclosure of the Fund’s Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Fund’s administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter, performance and regulatory reporting platform, and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

•	In the event the Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

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•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board following such approval. At least annually, the CCO shall provide the Board with a report as to compliance with these policies.

FINANCIAL STATEMENTS

The financial statements of the Fund will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this SAI whenever the SAI is requested by a shareholder or prospective investor.

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APPENDIX A – POLICIES AND PROCEDURES FOR VOTING PROXIES

WILLIAMSBURG INVESTMENT TRUST

1.       Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.       Definitions

(a)       Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.       Policy for Voting Proxies.

(a)       Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)       Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.       Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment

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Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.       Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.       Non-routine Proposals.

(a)       Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)       Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.       Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.       Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.       Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219¬4037 t 804-780-2000 800-846-6666www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Proxy Voting Process: Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser

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guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.       Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise

2.       Monitor "ProxyEdge" email alerts

3.       Monitor voting recommendations from a professional proxy voting service (Glass Lewis),

4.       Solicit information from the Adviser and its’ employees about potential conflict of interest,

5.       Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,

6.       Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,

7.       Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,

8.       Maintain records for any client requests for voting information.

Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on

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the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will

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generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

• Ability to re-price underwater options

• Ability to issue options with an exercise price below the stock's current market price.

• Ability to issue reload options.

• Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
49

• Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

50

WILLIAMSBURG INVESTMENT TRUST

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 68 filed on January 25, 2017.

(b)	Bylaws, as amended November 10, 2015 — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(c)	Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Investment Advisory Agreement for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 1, 1997

(ii)	Investment Advisory Agreement for The Government Street Opportunities Fund (formerly, The Government Street Mid-Cap Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 58 filed on July 29, 2014

(iii)	Investment Advisory Agreement for The Davenport Core Leaders Fund (formerly The Davenport Equity Fund) — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on July 31, 1998

(iv)	Investment Advisory Agreement for the Davenport Value & Income Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(v)	Investment Advisory Agreement for the Davenport Equity Opportunities Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on July 29, 2011

(vi)	Investment Advisory Agreement for the Davenport Small Cap Focus Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 62 filed on July 29, 2015

(vii)	Investment Advisory Agreement for the Davenport Balanced Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(viii)	Form of Investment Advisory Agreement for the Davenport Insider Buying Fund- Filed herewith

(e)	Distribution Agreement with Ultimus Fund Distributors, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 78 filed on July 29, 2021

(f)	Inapplicable

(g)	Custody Agreement with U.S. Bank, N.A.— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 75 filed on May 28, 2021

(h)

(i) Amended and Restated Mutual Fund Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii) Amendment to Amended and Restated Mutual Fund Services Agreement – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 80 filed July 31, 2023

(iii) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(iv) Shareholder Servicing Plan – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 79 filed July 29, 2022

(v) Form of Dealer Agreement –Incorporated herein by reference of Registrant’s Post-Effective Amendment No. 76 filed on May 28, 2021

(vi) Form of Expense Limitation Agreement on behalf of the Davenport Insider Buying Fund - Filed herewith

(i)	(i) Opinion and Consent of Counsel Relating to Issuance of Shares of the Trust — To be filed in a Subsequent Amendment

(ii) Opinion and Consent of Counsel Relating to Issuance of Shares of the Trust —Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 64 filed on December 22, 2015

(j)	Consent of Independent Registered Public Accounting Firm – To be filed in a Subsequent Amendment

(k)	Inapplicable

(l)	Inapplicable

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics for The Jamestown Equity Fund — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

(ii)	Code of Ethics of Lowe, Brockenbrough & Company, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 72 filed on July 29, 2019

(iii)	Code of Ethics of The Government Street Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 79 filed on July 29, 2022

(iv)	Code of Ethics of Leavell Investment Management, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 80 filed on July 31, 2023

(v)	Code of Ethics of the Davenport Funds — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 66 filed on July 29, 2016

(vi)	Code of Ethics for Davenport LLC — Filed herewith

(vii)	Code of Ethics of Ultimus Fund Distributors, LLC —Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 76 filed on May 28, 2021.

Other

(i)	Powers of Attorney for Elizabeth W. Robertson, John P. Ackerly IV, Robert S. Harris, George K. Jennison and Harris V. Morrissette – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed on July 29, 2020.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person’s heirs, executors, administrators or other legal representatives, as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2(a) (19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

The Registrant’s Investment Advisory Agreements provide for indemnification of each of the Advisors as follows:

8. (b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as “Disabling Conduct”). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as the quoted phrase is defined in Section 2 (a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the “Independent Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification if the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor’s action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8. (c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officer’s liability policy. The policy provides coverage to the Registrant and its Trustees and officers. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 31.	Business and Other Connections of the Investment Advisers

Lowe, Brockenbrough & Company, Inc. doing business as Brockenbrough (“Brockenbrough”), 1802 Bayberry Court, Suite 400, Richmond, Virginia 23226, is a registered investment adviser providing investment advisory services to one series of Registrant - The Jamestown Equity Fund. Brockenbrough also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of Brockenbrough and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by Brockenbrough (SEC File No. 801-6691).

Leavell Investment Management, Inc. (“LIM”), 210 St. Joseph Street, Mobile, Alabama 36602, is a registered investment adviser providing investment advisory services to two series of Registrant: The Government Street Equity Fund and The Government Street Opportunities Fund. LIM also provides investment advice to corporations, trusts, pension and profit- sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of LIM and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by LIM (SEC File No. 801-14752).

Davenport & Company LLC (“Davenport”), One James Center, Richmond, Virginia 23285, is a registered investment adviser providing investment advisory services to five series of Registrant, the Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund. Davenport is a registered broker-dealer and also provides investment advice to corporations, trusts, pension and profit-sharing plans, other business and institutional accounts, and individuals. A list of the directors and officers of Davenport and the business and other connections of a substantial nature engaged in at any time during the past two years is incorporated by reference to Schedule A of Form ADV filed by Davenport (SEC File No. 801-13057).

  Item 32 Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Cincinnati Ohio 45246, also acts as distributor for the following investment companies:

Open-end	Schwartz Investment Trust	Valued Advisers Trust
	Hussman Investment Trust	Unified Series Trust
	The Investment House Funds	Papp Investment Trust
	The Cutler Trust	Yorktown Funds
	AlphaMark Investment Trust	CM Advisers Family of Funds
	F/m Funds Trust	Ultimus Managers Trust
	Chesapeake Investment Trust	Conestoga Funds
	Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
	Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
	Oak Associates Funds	Capitol Series Trust
	Segall Bryant & Hamill Trust	VELA Funds
	Commonwealth International Series Trust	Volumetric Fund
	HC Capital Trust	James Advantage Funds
	Rocky Mountain Opportunity Trust	Waycross Independent Trust
	MSS Series Trust	James Alpha Funds Trust
	Connors Funds	ONEFUND TRUST
	Cantor Select Portfolios Trust	Rocky Mountain Opportunity Trust

Closed-end	Peachtree Alternative Strategies Fund	Cross Shore Discovery Fund
	Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
	Dynamic Alternatives Fund	Cantor Fitzgerald Sustainable Infrastructure Fund
	Flat Rock Enhanced Income Fund	Peak Income Plus Fund

(b)	The following list sets forth the executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None

Stephen L. Preston	Vice President, Chief Compliance Officer/AML Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Vice President	None

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Not Applicable.

Item 34.	Management Services Not Discussed in Parts A or B

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 17th day of August, 2023.

WILLIAMSBURG INVESTMENT TRUST

By:	/s/ David James
David James, Secretary

The term “Williamsburg Investment Trust” means and refers to the Trustees from time to time serving under the Amended and Restated Agreement and Declaration of Trust of the Registrant dated November 17, 2016, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Amended and Restated Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Amended and Restated Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

Robert S. Harris*		Chairman of the Board	August 17, 2023
and Trustee

/s/ Mark J. Seger		Treasurer	August 17, 2023
Mark J. Seger

George K. Jennison*		Trustee

Elizabeth W. Robertson*		Trustee

Harris V. Morrissette*		Trustee

John P. Ackerly, IV*		Trustee

By:	/s/ David James
David James
Attorney-in-fact*
August 17, 2023

INDEX TO EXHIBITS

Item 28(d)(viii)	Form of Advisory Agreement for Davenport Insider Buying Fund
Item 28(h)(vi)	Form of Expense Limitation Agreement for Davenport Insider Buying Fund
Item 28(p)(vi)	Code of Ethics for Davenport & Company, LLC